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LOGO                                     THE ALLIANCE(R) ASSET ALLOCATION FUNDS
ALLIANCE CAPITAL(R)
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                                                                  APRIL 1, 1997

--ALLIANCE GROWTH INVESTORS FUND
--ALLIANCE CONSERVATIVE INVESTORS FUND

SUPPLEMENT DATED APRIL 1, 1997 TO PROSPECTUS DATED SEPTEMBER 3, 1996

Effective April 1, 1997, Nicholas D.P. Carn is the person principally responsible for the day-to-day management of each Fund's portfolio. Mr. Carn has been a Vice President of Alliance Capital Management Corporation since 1997. Prior thereto, he was Chief Investment Officer and Portfolio Manager of Draycott Partners.



(R) This registered service mark used under license from the owner, Alliance Capital Management, L.P.